UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2009

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1676 International Drive
McLean, VA 22102
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 17, 2009, BearingPoint, Inc. (the “Company”), certain of its subsidiaries (collectively with the Company, “BearingPoint”) and PricewaterhouseCoopers LLP (“PwC”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which BearingPoint agreed to sell a substantial portion of its assets related to its Commercial Services business unit, including Financial Services (collectively, the “CS Business”) to PWC, and PwC agreed to assume certain liabilities associated with these assets as set forth in the Purchase Agreement the “US Transaction”. An affiliate of PwC has also entered into a definitive agreement to purchase the equity interests of BearingPoint Information Technologies (Shanghai) Limited (“BearingPoint China GDC”), a subsidiary of the Company that operates a global development center in China, and certain assets of a separate global development center in India (“BearingPoint India GDC”) (collectively, with the U.S. Transaction, the “Transaction”). The purchase price for the Transaction is $25 million.
     The consummation of the U.S. Transaction contemplated by the Purchase Agreement is subject to (i) the approval of the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) of certain bidding procedures in connection with an auction of all or substantially all of the assets of the Company’s CS Business and BearingPoint China GDC proposed to be held on May 27, 2009 (the “Auction”), (ii) the Company not receiving higher or better offers at the Auction, (iii) the approval of the Bankruptcy Court of the Purchase Agreement and the sale of BearingPoint China GDC, and (iv) other customary closing conditions.
     The Bankruptcy Court has scheduled a hearing on April 27, 2009 to approve proposed bidding procedures in connection with the Auction, and the Company has requested a hearing to approve the winning bid at the Auction on May 28, 2009.
Key terms of the Purchase Agreement are described below:
Assets Sold by BearingPoint
•	Specified customer contracts of the CS Business and the accounts receivable, work in progress, certain intellectual property and other related assets (the “Acquired Assets”).
Liabilities Assumed by PwC (collectively, the “Assumed Liabilities”)
•	All liabilities arising from and after the closing of the Transaction under the client contracts assumed by PwC.
•	All liabilities with respect to accrued vacation, sick and personal days (up to 24 days) for those employees that become employees of PwC.
Assets and Liabilities Retained by BearingPoint
•	Other than the Acquired Assets and Assumed Liabilities, BearingPoint will retain all other assets and liabilities.
Purchase Price for BearingPoint’s Assets
•	$25 million in cash, of which $2 million will be paid for the BearingPoint China GDC equity interests and $3 million will be paid for the BearingPoint India GDC assets. Promptly after the entry of the bidding procedures order by the Bankruptcy Court, PwC will be required to make a deposit into an escrow account in the amount of $1.25 million which will be released to BearingPoint at closing as a portion of the purchase price.
Conditions to Closing
      The obligations of BearingPoint and PwC to consummate the U.S. Transaction are subject to the satisfaction or waiver of the following conditions:
•	the entry of a final order by the Bankruptcy Court approving the U.S. Transaction and the sale of Bearing Point China GDC;

•	the accuracy of the representations and warranties on the closing date, generally except as would not have a material adverse effect, and material performance of covenants and agreements by the other party;

•	the absence of certain pending or threatened legal proceedings; and

•	BearingPoint’s Chapter 11 case has not been dismissed or converted to a Chapter 7 proceeding, and no trustee or examiner has been appointed.
Termination
     The Purchase Agreement may be terminated by mutual consent of the parties. The Purchase Agreement may be terminated by BearingPoint or PwC if:
•	the other party is in breach of its representations, warranties or covenants and such breach would result in a failure of a closing condition that is not cured within 10 business days; or

•	the closing of the U.S. Transaction does not occur prior to June 30, 2009 (if the party seeking termination has fulfilled its obligations under the Purchase Agreement).
     PwC may terminate the Purchase Agreement if:
•	the Bankruptcy Court does not enter an order approving the bidding procedures order by May 5, 2009, or such order is stayed, withdrawn or rescinded as of such date;

•	the Bankruptcy Court does not enter an order approving the U.S. Transaction and the sale of BearingPoint China GDC by June 10, 2009 or if a legal proceeding challenging the Bankruptcy Court’s approval of the U.S. Transaction and the sale of BearingPoint China GDC is pending, or the approval order is withdrawn or rescinded, on or after June 15, 2009; or

•	the Bankruptcy Court dismisses BearingPoint’s Chapter 11 case, converts the Chapter 11 case to Chapter 7 or appoints a trustee or examiner.
Termination Fee; Expense Reimbursement
     BearingPoint must pay PwC a termination fee equal to $750,000 plus PwC’s actual and documented out-of-pocket expenses, subject to a $500,000 cap, in the following circumstances:
•	the Bankruptcy Court enters a final order (i) authorizing BearingPoint to sell (A) a substantial or material portion of the Acquired Assets or (B) BearingPoint China GDC and all or any portion of the Acquired Assets to a party other than PwC or (ii) confirming a plan of reorganization that does not include the sale to PwC of a material portion of the Acquired Assets; or

•	BearingPoint pursues a “stand-alone” restructuring plan or similar effort that does not include a sale of a substantial or material portion of the Acquired Assets.
     BearingPoint must pay PwC’s reasonable and documented out-of-pocket expenses, subject to a $500,000 cap, in the following circumstances:
•	PwC or BearingPoint terminates the Purchase Agreement because closing has not occurred by June 30, 2009 (unless primarily the result of PwC’s breach of any of its representations, warranties or covenants that caused a failure of a closing condition);

•	PwC terminates the Purchase Agreement because of BearingPoint’s breach of its representations, warranties or covenants that caused a failure of a closing condition;

•	PwC terminates the Purchase Agreement because the Bankruptcy Court does not enter the order approving the bidding procedures by May 5, 2009 or such order is stayed, withdrawn or rescinded as of such date;

•	PwC terminates the Purchase Agreement because the Bankruptcy Court has not entered an order approving the U.S. Transaction and the sale of BearingPoint China GDC by June 10, 2009 or if a legal proceeding challenging the Bankruptcy Court’s approval of the U.S. Transaction and the sale of BearingPoint China GDC is pending, or the approval order is withdrawn or rescinded, on or after June 15, 2009; or

•	PwC terminates the Purchase Agreement because the Bankruptcy Court dismisses BearingPoint’s Chapter 11 case, converts the Chapter 11 case to Chapter 7 or appoints a trustee or examiner.
Representations and Warranties
     The Purchase Agreement contains customary representations and warranties of BearingPoint regarding the CS Business and the Acquired Assets. The representations and warranties do not survive the closing and there is no indemnification for breaches of representations and warranties.
Employee Matters
     Effective at the time of the closing, PwC may (but is not required to) offer employment to employees whose services are necessary for the continued performance by PwC of customer contracts it is acquiring, on terms determined by PwC but with compensation at market-competitive levels.
     At the closing, BearingPoint will release the CS Business employees hired by PwC, as well as specified former CS Business employees who are or will be PwC employees (collectively, the “Released Employees”), from all of their employment, confidentiality, non-compete, non-solicitation and related obligations other than covenants not to disclose confidential information and covenants not to solicit for employment those who remain employees of BearingPoint after the closing, and former CS Business employees will not be released from covenants not to solicit any client that is a party to a customer contract that PwC is not acquiring (an “Excluded Customer Contract”) to cease or refrain from doing business with BearingPoint for the type of business covered by such Excluded Customer Contract.
Non-Solicitation of Employees and Customers
     For a period of three years after the closing date, BearingPoint cannot:
•	solicit or attempt to induce any Released Employee to terminate such employment with PwC;

•	hire or attempt to hire any Released Employee (other than an employee whose employment with PwC has been terminated for at least 6 months); or

•	persuade or attempt to persuade any party doing business with PwC under the customer contracts that PwC acquires from BearingPoint to cease doing business or decrease the amount of business it does with PwC under such contracts.
Exclusivity
     Until the Bankruptcy Court enters the bidding procedures order, subject to certain exceptions, BearingPoint may not:
•	solicit, initiate, encourage or facilitate any inquiries, proposals or offers by any person in connection with any other potential sale or transfer of the assets to be acquired by PwC or BearingPoint China GDC; or

•	provide any non-public information relating to assets to be acquired by PwC or BearingPoint China GDC.
     Until the earlier of the entry by the Bankruptcy Court of the bidding procedures order and Midnight, New York City time at the end of the tenth day after the date of the Purchase Agreement, subject to certain exceptions, BearingPoint may not:
•	solicit, initiate, encourage or facilitate any inquiries, proposals or offers by any person in connection with any other potential sale or transfer of BearingPoint India GDC; or

•	provide any non-public information relating to BearingPoint India GDC.
          The foregoing description of the Purchase Agreement does not purport to be complete.
     The summary of the Purchase Agreement included herein is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to BearingPoint. The representations and warranties have been negotiated with the principal purpose of establishing circumstances in which a party may have the right not to close the U.S. Transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The materiality standard applicable to the representations and warranties contained in the Purchase Agreement is based on negotiations between BearingPoint and PwC and may be different from the materiality standard generally applicable to disclosure required to be made to shareholders under federal securities laws. The Purchase Agreement is incorporated by reference herein and attached as Exhibit 99.1 hereto.
Item 7.01. Regulation FD Disclosure
     As previously disclosed, on April 2, 2009, BearingPoint International Bermuda Holdings Limited, an indirect subsidiary of the Company, entered into a Share Sale Agreement (the “Share Sale Agreement”) with PwC Advisory Co., Ltd. (“PwC Japan”), another member firm of the PricewaterhouseCoopers global network of firms, for the sale of the Company’s consulting business in Japan to PwC Japan. A copy of the Share Sale Agreement is attached as Exhibit 99.3 hereto.
     On April 20, 2009, the Board of Directors of the Company authorized the Company to enter into a non-binding term sheet for the sale of its Europe, the Middle East and Africa business to local management. There can be no assurance that the Company can enter into a definitive agreement regarding such sale or that any such transaction will be completed.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Purchase Agreement dated April 17, 2009.

99.2	Press Release dated April 17, 2009.

99.3	Share Sale Agreement dated April 2, 2009.
Forward-Looking Statements
          Some of the statements in this Form 8-K constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, certain statements regarding the Company’s restructuring process and the sale of the Company’s businesses. These statements are based on our current expectations, estimates and projections. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the ability of the Company to continue as a going concern; (ii) risks and uncertainties associated with the Company’s bankruptcy proceedings under chapter 11 of title 11 of the Bankruptcy Code; (iii) the Company’s ability to obtain Bankruptcy Court approval with respect to the proposed sale transactions, if required, and related changes to the plan of reorganization; (iv) Bankruptcy Court rulings and (including the Transaction) the outcome of the Company’s Chapter 11 proceedings in general; (v) the ability of the Company to consummate the proposed sale of its Public Services business unit or the CS Business, as well as enter into definitive agreements with respect to the sale of the rest of its businesses, on favorable terms, if at all;

(vi) the ability of the Company to satisfy conditions to the closing of any sale transactions (including the Transaction); (vii) the ability of third parties to fulfill their obligations pursuant to sale agreements (including the Purchase Agreement); and (viii) risks and uncertainties inherent in transactions involving the sale of all or substantially all of the businesses (including the Transaction) of the Company. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2009	BearingPoint, Inc.
	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer